For period ending October 31, 2008

File number 811-8767

Exhibit 77Q1:

	As noted in earlier responses in this filing, during the reporting period the
Registrant created three new series.  Copies of constituent instruments defining the right of the holders of such series may be found as follows:


(1)	The Registrants Trust Instrument is hereby incorporated by reference in response to this sub-item to the Registrants Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A, filed with the SEC on July 29, 1998 (Accession Number:0000928385-98-001510; SEC File No. 333-52965).

(2)	Amendment to the Trust Instrument establishing the new series effective
August 28, 2007 is hereby incorporated by reference in response to this sub-item to the Registrants Post Effective Amendment No. 22 to its
Registration Statement on Form N-1A, filed with the SEC on August 28, 2007 (Accession Number: 0001209286-07-000247; SEC File No. 333-52965).

(3)	Amendment to Trust Instrument effective July 28, 1999 is hereby incorporated by reference in response to this sub item to the Registrants Post Effective Amendment No. 3 to its Registration Statement on Form N-1A, filed with the SEC on September 1, 1999 (Accession No. 0000950117-99-001874; SEC File No. 333-52965).


(4)	Amendment to Trust Instrument effective May 9, 2001 is hereby incorporated by reference in response to this sub-item to the Registrants Post Effective Amendment No. 10 to its Registration Statement on Form N-1A, filed with the SEC on August 29, 2001 (Accession No. 0000928385-01-501664; SEC File No. 333-52965).

(5)	Amendment to Trust Instrument effective April 8, 2002 is hereby incorporated by reference in response to this sub-item to the Registrants Post Effective Amendment No. 11 to its Registration Statement on Form N-1A, filed with the SEC on April 30, 2002 (Accession No. 0000950117-02-000994; SEC File No. 333-52965).

(6)	Amendment to Trust Instrument effective March 15, 2004 is hereby incorporated by reference in response to this sub-item to the Registrants Post Effective Amendment No. 16 to its Registration Statement on Form N-1A, filed with the SEC on April 28, 2004 (Accession No. 0000950117-04-001576; SEC File No. 333-52965).

(7)	Amendment to Trust Instrument effective October 6, 2008 is hereby incorporated by reference in response to this sub-item to the Registrants
Post Effective Amendment No. 26 to its Registration Statement on Form N-1A, filed with the SEC on October 3, 2008 (Accession Number: 0001209286-08-000313; SEC File No. 333-52965).

(8)	Certificate of Amendment to By-Laws dated December 19, 2001 is hereby incorporated by reference in response to this sub-item to the Registrants Post Effective Amendment No. 11 to its Registration Statement on Form N-1A, filed with the SEC on April 30, 2002 (Accession No. 0000950117-02-000994;
SEC File No. 333-52965).

(9)	The Registrants By-Laws is hereby incorporated by reference in response to this sub-item to the Registrants Pre-Effective Amendment No. 1, to its Registration Statement on Form N-1A filed with the SEC on July 29, 1998 (Accession No. 0000928385-98-001510; SEC File No. 333-52965)

(10)	Certificate of Amendment to By-Laws dated February 15, 2002 is hereby incorporated by reference in response to this sub-item to the Registrants Post Effective Amendment No. 11 to its Registration Statement on Form N-1A, filed with the SEC on April 30, 2002 (Accession No. 0000950117-02-000994;
SEC File No. 333-52965).

(11)	Certificate of Amendment to By-Laws effective November 15, 2006 is hereby incorporated by reference in response to this sub-item to the Registrants Post Effective Amendment No. 21 to its Registration Statement on Form N-1A, filed with the SEC on June 14, 2007 (Accession No.
0001209286-07-000171; SEC File No. 333-52965).

(12)	Certificate of Amendment to By-Laws effective February 22, 2008  is hereby incorporated by reference in response to this sub-item to the Registrants Post Effective Amendment No. 26 to its Registration Statement on Form N-1A, filed with the SEC on October 3, 2008 (Accession No. 0001209286-08-000313; SEC File No. 333-52965).